FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2009

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9712 (Commission File Number)	62-1147325 (I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois (Address of principal executive offices)		60631 (Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following information is being provided by United States Cellular Corporation (“U.S. Cellular”) pursuant to paragraph (e) of Item 5.02 of Form 8-K:

1.             U.S. Cellular 2009 Executive Officer Annual Incentive Plan Effective January 1, 2009 (“Executive Incentive Plan”)

As disclosed in U.S. Cellular’s Current Report on Form 8-K dated June 26, 2009, the Chairman of U.S. Cellular approved the Executive Incentive Plan on such date.

On November 18, 2009, the Chairman approved certain amendments to such plan.   The amendments provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.  The amendments also provide that negative discretion may be used to reduce the portion of any bonus calculated pursuant to the plan with respect to company performance.

A copy of the amended and restated Executive Incentive Plan is filed herewith as Exhibit 10.1.

2.             Guidelines for the Determination of Annual Bonus for President and Chief Executive Officer of U.S. Cellular (“CEO Bonus Guidelines”)

As disclosed in U.S. Cellular’s Current Report on Form 8-K dated November 25, 2008, the Chairman of U.S. Cellular approved the CEO Bonus Guidelines on such date.

On November 18, 2009, the Chairman approved certain amendments to such guidelines.   The amendments provide that, to the extent and only to the extent that any bonus is paid for a performance year, such bonus shall be deemed to have been earned on December 31 of that performance year.

A copy of the amended and restated CEO Bonus Guidelines is filed herewith as Exhibit 10.2.

The foregoing descriptions are qualified by reference to the forms of such documents which are attached hereto as Exhibits and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	November 20, 2009

By:	/s/ Steven T. Campbell
Steven T. Campbell Executive Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1	Amended and Restated U.S. Cellular 2009 Executive Officer Annual Incentive Plan

10.2	Amended and Restated Guidelines for the Determination of Annual Bonus for President and Chief Executive Officer of U.S. Cellular